UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22473

Stone Harbor Emerging Markets Income Fund

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

John M. Loder, Esq.

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: December 22, 2010 – February 28, 2011

Item 1. Schedule of Investments.

Statement of Investments

February 28, 2011 (Unaudited)	Stone Harbor Emerging Markets Income Fund

Interest Rate/Maturity Date	Currency	Principal Amount *	Market Value (Expressed in U.S. $)

SOVEREIGN DEBT OBLIGATIONS - 62.50%
Argentina - 16.30%
Republic of Argentina
2.000%, 09/30/2014(1)(2)	ARS	$17,574,800	$3,990,207
7.000%, 04/17/2017(3)		26,526,000	22,840,360
8.280%, 12/31/2033(3)		34,175,988	28,622,390
0.000%, 12/15/2035(1)		6,784,076	985,387
0.000%, 12/15/2035(1)	EUR	11,872,000	2,076,527

			58,514,871

Hungary - 0.52%
Hungarian Government
8.000%, 02/12/2015	HUF	350,000,000	1,855,781

Iraq - 1.35%
Republic of Iraq
5.800%, 01/15/2028(4)		5,500,000	4,853,750

Malaysia - 0.51%
Malaysian Government
4.012%, 09/15/2017	MYR	5,500,000	1,831,380

Mexico - 11.04%
Mexican Bonos
7.750%, 12/14/2017	MXN	178,500,000	15,278,774
8.000%, 06/11/2020	MXN	195,720,000	16,730,684
Mexican Udibonos
5.000%, 06/16/2016	MXN	83,178,914	7,613,860

			39,623,318

Peru - 3.45%
Republic of Peru
6.950%, 08/12/2031(4)	PEN	33,500,000	12,375,146
8.750%, 11/21/2033		3,000	4,124

			12,379,270

Philippines - 0.49%
Republic of Philippines
4.950%, 01/15/2021	PHP	79,000,000	1,776,095

Poland - 1.59%
Republic of Poland
5.250%, 10/25/2017	PLN	17,000,000	5,713,588

Russia - 3.47%
Russian Federation
7.500%, 03/31/2030(3)(4)(5)		10,740,000	12,436,920

Interest Rate/Maturity Date	Currency	Principal Amount *	Market Value (Expressed in U.S. $)

South Africa - 9.49%
Republic of South Africa
13.500%, 09/15/2015	ZAR	$9,960,000	$1,739,373
8.250%, 09/15/2017	ZAR	70,000,000	10,006,667
8.000%, 12/21/2018	ZAR	82,120,000	11,438,593
7.250%, 01/15/2020	ZAR	6,840,000	898,640
6.750%, 03/31/2021	ZAR	80,000,000	9,978,600

			34,061,873

Turkey - 4.77%
Republic of Turkey
10.000%, 02/15/2012	TRY	12,855,210	8,732,296
10.000%, 06/17/2015	TRY	13,000,000	8,375,293

			17,107,589

Ukraine - 3.23%
Ukraine Government
7.650%, 06/11/2013(3)(4)		7,183,000	7,533,171
6.875%, 09/23/2015(6)		2,000,000	2,035,000
7.750%, 09/23/2020(4)		2,000,000	2,011,500

			11,579,671

Venezuela - 6.29%
Republic of Venezuela
12.750%, 08/23/2022(3)(4)		26,766,500	22,584,234

TOTAL SOVEREIGN DEBT OBLIGATIONS			224,318,340

(Amortized Cost $232,736,145)

BANK LOANS - 1.13%(7)
Indonesia - 1.13%
PT Bumi Resources
10.000%, 03/15/2011		4,060,388	4,060,388

TOTAL BANK LOANS			4,060,388

(Amortized Cost $4,060,388)

CONVERTIBLE CORPORATE BONDS - 0.14%
Indonesia - 0.14%
BLT International Corp.
12.000%, 02/10/2015		500,000	500,000

TOTAL CONVERTIBLE CORPORATE BONDS			500,000

(Amortized Cost $500,000)

CORPORATE BONDS - 16.70%
Argentina - 0.21%
Tarjeta Naranja SA
9.000%, 01/28/2017(6)		765,000	764,618

Interest Rate/Maturity Date	Currency	Principal Amount *	Market Value (Expressed in U.S. $)

Brazil - 0.79%
Banco Cruzeiro do Sul SA
8.875%, 09/22/2020(4)		$2,372,000	$2,300,840
BR Malls International Finance Ltd.
8.500%, 01/21/2049(6)		512,000	517,120

			2,817,960

China - 0.98%
Country Garden Holdings Co.
11.125%, 02/23/2018(6)		2,500,000	2,507,500
Kaisa Group Holdings Ltd.
13.500%, 04/28/2015(4)		1,000,000	1,015,000

			3,522,500

Colombia - 0.29%
Emgesa SA ESP
8.750%, 01/25/2021(6)	COP	911,000,000	493,526
Empresas Publicas de Medellin ESP
8.375%, 02/01/2021(6)	COP	1,030,000,000	543,950

			1,037,476

Dominican Republic - 1.15%
Cap Cana SA
10.000%, 04/30/2016(2)(4)		3,030,486	1,560,700
10.000%, 04/30/2016(2)(4)		3,621,970	2,553,489

			4,114,189

Egypt - 0.39%
Orascom Telecom Finance SCA
7.875%, 02/08/2014(4)		1,451,000	1,407,470

Indonesia - 0.62%
Bakrie Telecom Pte Ltd.
11.500%, 05/07/2015(4)		972,000	1,058,265
BLT Finance BV
7.500%, 05/15/2014(4)		1,377,000	1,157,720

			2,215,985

Kazakhstan - 0.60%
BTA Bank JSC
10.750%, 07/01/2018(4)(5)		2,000,000	2,130,000

Luxembourg - 0.92%
Russian Agricultural Bank OJSC Via RSHB Capital SA
7.750%, 05/29/2018(6)		3,000,000	3,303,000

Mexico - 0.69%
Cemex SAB de CV
9.000%, 01/11/2018(6)		2,383,000	2,478,320

Turkey - 0.30%
Yuksel Insaat AS
9.500%, 11/10/2015(4)		1,125,000	1,085,625

Interest Rate/Maturity Date	Currency	Principal Amount *	Market Value (Expressed in U.S. $)

Ukraine - 2.92%
Avangardco Investments Public Ltd.
10.000%, 10/29/2015		$2,000,000	$1,970,000
Metinvest BV
8.750%, 02/14/2018(6)		3,000,000	3,075,000
NAK Naftogaz Ukraine
9.500%, 09/30/2014		5,000,000	5,443,750

			10,488,750

United Arab Emirates - 0.69%
Dubai Holding Commercial Operations MTN Ltd.
4.750%, 01/30/2014	EUR	150,000	171,287
6.000%, 02/01/2017	GBP	400,000	490,945
Dubai Sukuk Centre Ltd.
0.677%, 06/13/2012(1)		2,173,000	1,819,888

			2,482,120

Venezuela - 6.15%
Petroleos de Venezuela SA
4.900%, 10/28/2014(3)		32,649,000	22,078,886

TOTAL CORPORATE BONDS			59,926,899

(Amortized Cost $58,154,650)

CREDIT LINKED NOTES - 38.11%
Argentina - 1.96%
Cablevision SA
9.375%, 02/12/2018(2)(8)		2,394,000	2,423,925
Endesa Costanera SA
11.304%, 03/30/2012(1)(2)(9)		2,115,430	2,115,430
Hidroelec el Chocon SA
8.061%, 03/01/2015(2)(10)		2,500,000	2,500,000

			7,039,355

Brazil - 12.81%
Nota Do Tesouro Nacional
10.000%, 01/01/2021(2)(11)	BRL	3,000,000	1,566,354
10.000%, 01/01/2021(2)(11)	BRL	3,500,000	1,827,413
10.000%, 01/01/2021(2)(11)	BRL	4,000,000	2,088,472
10.000%, 01/01/2021(2)(12)	BRL	37,400,000	19,527,215
10.000%, 01/01/2021(2)(13)	BRL	39,600,000	20,940,065

			45,949,519

Colombia - 4.14%
Colombia CGM
11.000%, 07/24/2020(2)(11)	COP	23,000,000,000	14,074,987
10.000%, 07/24/2024(2)(11)	COP	1,375,000,000	782,171

			14,857,158

Interest Rate/Maturity Date	Currency	Principal Amount *	Market Value (Expressed in U.S. $)

Indonesia - 12.05%
Republic of Indonesia
12.800%, 06/15/2021(2)(9)	IDR	$100,000,000,000	$14,311,625
12.800%, 06/15/2021(2)(14)	IDR	100,000,000,000	14,422,717
12.800%, 06/15/2021(2)(8)	IDR	100,000,000,000	14,496,061

			43,230,403

Iraq - 4.80%
Republic of Iraq
2.286%, 01/01/2028(1)(2)(15)	JPY	2,000,000,000	17,236,110

Russia - 2.35%
Russian Federation
6.850%, 08/01/2012(2)(12)	RUB	50,000,000	1,759,087
6.850%, 08/01/2012(2)(8)	RUB	190,000,000	6,682,554

			8,441,641

TOTAL CREDIT LINKED NOTES			136,754,186

(Cost $138,861,452)

PARTICIPATION NOTES - 2.47%
Ukraine - 2.47%
Ukreximbank Biz Finance PLC
8.375%, 04/27/2015(2)(3)(4)		8,527,000	8,868,080

TOTAL PARTICIPATION NOTES			8,868,080

(Amortized Cost $8,871,627)

WARRANTS - 0.03%
Mexico - 0.03%
United Mexican States
expires 4/8/2011, Bid Price $7.00		526,100	36,827
expires 5/4/2011, Bid Price $10.00		526,100	52,610

			89,437

TOTAL WARRANTS			89,437

(Cost $313,833)

SHORT TERM INVESTMENTS - 10.22%
Money Market Mutual Funds - 3.26%
Dreyfus Treasury Prime Institutional (0.000% 7-Day Yield)		11,685,869	11,685,869

U.S. Government & Agency Obligations - 6.96%
United States Treasury Bill, DN, 3/10/11, 0.14%		25,000,000	24,999,375

TOTAL SHORT TERM INVESTMENTS			36,685,244

(Cost $36,685,244)

Total Investments - 131.30% (Cost $480,183,339)			$471,202,574

Liabilities in Excess of Other Assets - (31.30)%			(112,315,348)

Net Assets - 100.00%			$358,887,226

* The principal/contract amount of each security is stated in the currency in which the bond is denominated (U.S. Dollar unless otherwise notated). See below.

ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro Currency
GBP	Great Britain Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish Lira
ZAR	South African Rand

(1)	Floating or variable rate security. Interest rate disclosed is that which is in effect at February 28, 2011.
(2)	This security has been valued at its fair value determined in good faith pursuant to procedures approved by the Board of Trustees. Total market value of fair valued securities amounts to $153,726,662, which represents approximately 42.83% of net assets as of February 28, 2011.
(3)	The average amount of borrowings while outstanding during the period ended February 28, 2011 was $87,437,594 at a weighted average interest rate of 0.527%. On February 28, 2011, securities valued at $126,617,814 were pledged as collateral for reverse repurchase agreements.
(4)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees. As of February 28, 2011, the aggregate market value of those securities was $84,931,910, representing 23.67% of net assets.
(5)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at February 28, 2011.
(6)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Advisor and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $15,718,034, which represents approximately 4.38% of net assets as of February 28, 2011.
(7)	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at February 28, 2011. Bank Loans, while exempt from registration, under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
(8)	The underlying security is issued by Deutsche Bank AG London.
(9)	The underlying security is issued by Credit Suisse First Boston.

(10)	The underlying security is issued by Bank Itau.
(11)	The underlying security is issued by Citigroup Global Markets.
(12)	The underlying security is issued by JP Morgan Chase.
(13)	The underlying security is issued by Barclays Bank PLC.
(14)	The underlying security is issued by HSBC Bank.
(15)	The underlying security is issued by Merrill Lynch.

Common Abbreviations:
AS - Anonim Sirket is the Turkish term for Incorporation.
BV - Besloten Vennootschap a Dutch private limited liability company.
ESP - Empresa de Servicios Publicos is the Colombian term for Public Service Company.
JSC - Joint Stock Company.
Ltd. - Limited.
MTN - Medium Term Note.
OJSC - Open Joint Stock Company.
PLC - Public Limited Co.
Pte - private.
SA - Generally designates corporations in various countries, mostly those employing the civil law.
SAB de CV - A variable capital company.
SCA - Soceite en Commandite par actions is the French equivalent of a limited partnership.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Contract Description	Contracted Amount	Purchase/Sale Contract	Expiration Date	Value On Settlement Date	Current Value	Unrealized Depreciation
EUR	1,526,000 (EUR)	Sale	03/25/2011	$2,100,524	$2,105,089	$(4,565)
EUR	125,000 (EUR)	Sale	03/25/2011	172,061	172,435	(374)
GBP	310,000 (GBP)	Sale	03/25/2011	503,373	503,841	(468)
JPY	1,422,566,000 (JPY)	Sale	03/25/2011	17,232,780	17,392,599	(159,819)

						$(165,226)

Stone Harbor Emerging Markets Income Fund	Notes to Statement of Investments
February 28, 2011 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Stone Harbor Emerging Markets Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on September 10, 2010, pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts (the “Declaration of Trust”). The Fund’s primary investment objective is to maximize total return, which consists of income on its investments and capital appreciation. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Securities. “Emerging Markets Securities” include fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries that are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked to those countries’ markets, currencies, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. The Fund commenced operations on December 22, 2010. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 4,188 shares of beneficial interest (“Common Shares”) in the Fund to the Adviser at a net asset value of $23.88 per share. The Fund’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “EDF.”

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of it’s assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political, or regulatory occurrence.

(a) Investment Valuation: Debt securities, bank loans and linked notes are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Available cash is invested into a money market fund by the custodian.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1	–	Quoted and Unadjusted Prices in active markets for identical investments

Level 2	–	Other Significant Observable Inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3	–	Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of February 28, 2011 in valuing the Fund’s assets:

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Sovereign Debt Obligations	$ -	$220,328,133	$3,990,207	$224,318,340
Bank Loans	-	4,060,388	-	4,060,388
Convertible Corporate Bonds	-	500,000	-	500,000
Corporate Bonds	-	55,812,710	4,114,189	59,926,899
Credit Linked Notes	-	136,754,186	-	136,754,186
Participation Notes	-	-	8,868,080	8,868,080
Warrants	-	89,437	-	89,437
Short-term Investments	-	36,685,244	-	36,685,244
TOTAL	$ -	$454,230,098	$16,972,476	$471,202,574

Other Financial Instruments**

Liabilities
Reverse Repurchase Agreements	$ -	$(115,654,046)	$ -	$(115,654,046)
Forward Foreign Currency Contracts	-	(165,226)	-	(165,226)
TOTAL	$ -	$(115,819,272)	$ -	$(115,819,272)

*	For detailed Industry/Country descriptions, see accompanying Statement of Investments.
**	Other financial instruments are derivative instruments not reflected in the Statement of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Stone Harbor Emerging Markets Income Fund	Sovereign Debt Obligations	Corporate Bonds	Participation Notes
Balance as of December 22, 2010	$-	$-	$-
Realized Gain/(Loss)	-	-	-
Change in Unrealized Appreciation/ (Depreciation)	(272,648)	22,136	(3,547)
Net Purchases/(Sales)	4,262,855	4,092,053	8,871,627
Transfers in and/or (out) of Level 3	-	-	-
Balance as of February 28, 2011	$3,990,207	$4,114,189	$8,868,080

Net Change in unrealized appreciation/ (depreciation) attributable to Level 3 investments still held at February 28, 2011	$(272,648)	$22,136	$(3,547)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

(b) Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(c) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates from the changes in the market prices of the securities.

(d) Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

(e) Leverage: The Fund may borrow from banks and other financial institutions and may also borrow additional funds by entering into reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) in an amount that, when combined with the value of any Preferred Shares issued by the Fund, does not exceed 33 1/3% of the Fund’s Total Assets immediately after such transactions. It is possible that following such Borrowings and/or issuances of Preferred Shares, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase.

In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security sold by the Fund may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) Risk Exposure and the Use of Derivative Instruments: The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter in various types of derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the make value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risk of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to it net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Forward Foreign Currency Contracts: The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Credit Default Swaps: The Fund may enter into credit default swap contracts for hedging purposes, to gain market exposure or to add leverage to their portfolios. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

No swaps were held in the Fund as of February 28, 2011.

(g) Loan Participations: The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(h) Leverage Risk: The Fund may choose not to use leverage at all times. The amount and composition of leverage used may vary depending upon a number of factors, including economic and market conditions in the relevant emerging market countries, the availability of relatively attractive investment opportunities not requiring leverage and the costs and risks that the Fund would incur as a result of leverage.

Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV per share and market price of, and dividends paid on, the Common Shares. There is a risk that fluctuations in the interest rates on any Borrowings or the dividend rates on any Preferred Shares issued by the Fund may adversely affect the return to the Common Shareholders. If the income from the securities purchased with the proceeds of leverage is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to the Common Shareholders as dividends and other distributions will be reduced.

There were no Preferred Shares issued by the Fund as of February 28, 2011.

(i) Credit and Market Risk: The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

2. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS (TAX BASIS)

At February 28, 2011 the aggregate gross unrealized appreciation and depreciation of investments for federal income purposes were substantially as follows:

Stone Harbor Emerging Markets Income Fund

Gross appreciation (excess of value over tax cost)	$2,925,265
Gross depreciation (excess of tax cost over value)	(11,937,577)

Net unrealized appreciation/(depreciation)	$(9,012,312)

Cost of investments for income tax purposes	$480,214,886

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)

There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Emerging Markets Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive Officer

Date:	April 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive Officer

Date:	April 29, 2011

By:	/s/ James J. Dooley
James J. Dooley
Treasurer, Chief Financial Officer/ Principal Financial Officer

Date:	April 29, 2011